UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of report (date of earliest event reported): June 30, 2004

                               MOUNTAIN OIL, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            UTAH                      333-37842                 87-0639343
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                    Identification Number)

                      2825 E. Cottonwood Parkway, Suite 500
                           Salt Lake City, Utah 84121
                    ----------------------------------------
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (801) 990-3314

                     3191 North Canyon Road, Provo, UT 84604
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 1. Changes in Control of Registrant.

         See attached exhibit. Based on the total outstanding shares of Registrant immediately prior to the closing of the transaction described in the press release, the number of newly issued shares to the shareholders of Dental Cooperative, Inc. will constitute a change in control of the Registrant.

Item 2. Acquisition or Disposition of Assets.

         See attached exhibit. The transaction described in the press release effected the spin off of certain oil and gas assets from Registrant to its pre-transaction shareholders and the acquisition by Registrant of the business of Dental Cooperative, Inc.

Item 5. Other Events and Regulation FD Disclosure.

         See attached exhibit. The attached press release was issued June 30, 2004 following the close of the market.


         Exhibits: No.                Description

             99.1                   Press Release


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



June 30, 2004                                      MOUNTAIN OIL, INC.


                                                   By:  /s/  A. R. Thorup
                                                      --------------------------
                                                       A. R. Thorup,  Secretary

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